SUPPLEMENT
                                     TO THE
                                   PROSPECTUS
                             DATED SEPTEMBER 1, 2000
                                       FOR
              PERSPECTIVE ADVISORS FIXED AND VARIABLE ANNUITY (NY)

                            JNLNY SEPARATE ACCOUNT II

On page 13, the section titled "DEATH OF OWNER BEFORE THE INCOME DATE" should be deleted and replaced in its entirety with the following:

DEATH OF OWNER BEFORE THE INCOME DATE. If you or any joint owner die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies, unless the joint owner is the deceased owner's spouse who elects to continue the contract. The surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary.

The death benefit is the GREATER OF:

         1. the current value of your contract at the end of the business day when we receive proof of death and a payment election at our service center; OR

         2. the total premiums paid prior to death of the owner, minus any withdrawals, charges, fees and premium taxes incurred; OR

         3. the greatest anniversary value until the Owner's 81st birthday. The anniversary value is defined as the contract value on the first day of each contract year, less any withdrawals since that anniversary.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National NY receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National NY will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.



This Supplement is dated September 1, 2000.